UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-52681 (Commission File Number)	25-1618281 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Corporate Vice President — Finance and Chief Financial Officer
On February 18, 2008, Gary W. LaChey, Corporate Vice President — Finance and Chief Financial Officer of Neenah Enterprises, Inc. and Neenah Foundry Company (collectively, the “Company”), informed the Company of his intention to retire. Mr. LaChey has agreed to stay on in his current capacity as a full-time employee of the Company to facilitate an orderly transition of his responsibilities. The Company has begun its search for Mr. LaChey’s successor.
Under the Neenah Foundry Company executive retirement benefits policy Mr. LaChey is entitled to certain benefits in connection with his retirement. Pursuant to the policy, officers at the Vice President and President level at Neenah Foundry Company are entitled to (1) post retirement medical insurance for the retired executive and his or her spouse to age 65, (2) a Medicare supplement at age 65 for both the retired executive and his or her spouse, (3) a retiree life insurance policy, (4) free and clear title to the executive’s Company car upon retirement, including tax gross-up, and (5) eligibility for the Company’s executive retiree medical reimbursement policy.
A copy of the executive retirement benefits policy is attached hereto as exhibit 10.1 and is incorporated herein by reference.
Item 8.01. Other Events.
Retirement of Neenah Vice President — Municipal Products Sales and Engineering
Timothy Koller will retire from his position as Vice President — Municipal Products Sales and Engineering of Neenah Foundry Company effective as of October 1, 2008.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Neenah Foundry Company Executive Retirement Benefits Policy

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: February 21, 2008	/s/ Robert E. Ostendorf, Jr.

	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

NEENAH FOUNDRY COMPANY

Date: February 21, 2008	/s/ Robert E. Ostendorf, Jr.

	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Neenah Foundry Company Executive Retirement Benefits Policy

4